ONcore Xtra (sold before October 1, 2012) • ONcore Lite

ONcore Premier (sold before October 1, 2012) • ONcore Lite II

ONcore Value (sold before October 1, 2012) • ONcore Flex

ONcore Wrap • ONcore Ultra • ONcore Ultra II

The Ohio National Life Insurance Company

Ohio National Variable Account A

Supplement dated November 9, 2020

to the Prospectuses dated April 29, 2020

The following supplements the prospectuses dated April 29, 2020, as may be previously supplemented. Please read this supplement in conjunction with your prospectus and retain it for future reference. Capitalized terms used herein have the same definitions as in your prospectus.

Offer to surrender your ONcore variable annuity with a GMIB rider

This supplement describes a limited time offer (the "Offer") we are making to Eligible Owners (defined below) to receive an Enhancement Amount (defined below) on your Contract Value if you surrender an eligible ONcore variable annuity contract listed below (each, an "Eligible ONcore variable annuity") with an eligible Guaranteed Minimum Income Benefit ("Eligible GMIB") rider listed below. To accept the Offer, you must surrender your contract or transfer it into another available financial product. We intend to make the Offer available to you beginning on November 30, 2020 until on or about March 1, 2021 (the "Offer Period").

This Offer is not available in all states. For questions regarding this Offer, please contact your financial professional or us at 1.833.810.4642.

If you accept the Offer and surrender your Eligible ONcore variable annuity, we will waive any surrender charges on your ONcore variable annuity and any rider charges, administrative fees or premium taxes that you would incur upon a surrender. The Offer is not intended for all Eligible Owners. You should consult with your financial professional and tax adviser, and may wish to consult any beneficiaries, to discuss factors relevant to your financial needs and retirement goals.

You are not required to accept the Offer. No action is required on your part if you do not want to accept the Offer. If you do not accept the Offer, your contract and rider benefits will continue unchanged.

Enhancement Amount

If you accept the Offer, we will add an enhancement amount (the "Enhancement Amount") to your Contract Value. We will calculate the Enhancement Amount as of the Valuation Period we receive all required paperwork and necessary information in good order to process the surrender or transfer (the "Transaction Date"). If we receive all required paperwork and necessary information in good order prior to the beginning of the Offer Period, the Transaction Date will be November 30, 2020.

We will calculate your Enhancement Amount by subtracting your Contract Value from your GMIB guaranteed earnings income base as of the Transaction Date (the "Enhancement Base") and multiplying the difference by a percentage shown below. The Enhancement Amount is subject to a minimum based on a percentage of your Contract Value as of the Transaction Date (the "Minimum Enhancement Amount") and a maximum based on a percentage of your GMIB guaranteed earnings income base as of the Transaction Date (the "Maximum Enhancement Amount"). If you have an Annual Reset Death Benefit Rider ("ARDBR") included with your contract, your Enhancement Amount will be higher than if you do not have an ARDBR.

If you have an Eligible GMIB rider and do not have an ARDBR, your Enhancement Amount will be the greater of:

(1)	50% of the Enhancement Base, or

(2)	7.5% of your Contract Value (Minimum Enhancement Amount).

If you do not have an ARDBR, your Maximum Enhancement Amount will be 20% of your GMIB guaranteed earnings income base as of the Transaction Date.

If you have an Eligible GMIB rider and have an ARDBR, your Enhancement Amount will be the greater of:

(1)	65% of the Enhancement Base, or

(2)	10% of your Contract Value (Minimum Enhancement Amount).

If you have an ARDBR, your Maximum Enhancement Amount will be 25% of your GMIB guaranteed earnings income base as of the Transaction Date.

We will add the Enhancement Amount to your Contract Value immediately prior to our processing your surrender or transfer. Your Contract Value and GMIB guaranteed earnings income base may fluctuate between the date of this supplement and the Transaction Date, when we process your surrender or transfer. As a result, your actual Enhancement Base and Enhancement Amount may be higher or lower than they would be if they were calculated as of the date of this supplement. To learn your current values as of a specific date, you may contact us at 1.833.810.4642.

The following hypothetical scenarios provide some examples of the Enhancement Amount.

Example 1. Enhancement Amount determined by Enhancement Base.

Eligible GMIB without an ARDBR		Eligible GMIB with an ARDBR
Contract Value:	$75,000	Contract Value:	$75,000
GMIB guaranteed earnings income base:	$100,000	GMIB guaranteed earnings income base:	$100,000
Minimum Enhancement Amount: (7.5% x $75,000)	$5,625	Minimum Enhancement Amount: (10% x $75,000)	$7,500
Maximum Enhancement Amount: (20% x $100,000)	$20,000	Maximum Enhancement Amount: (25% x $100,000)	$25,000
Enhancement Base: ($100,000 - $75,000)	$25,000	Enhancement Base: ($100,000 - $75,000)	$25,000
Enhancement Amount: (50% x $25,000)	$12,500	Enhancement Amount: (65% x $25,000)	$16,250

In this example, the Enhancement Amount is determined by applying the applicable percentage to the Enhancement Base, as the resulting value is greater than the Minimum Enhancement Amount and less than the Maximum Enhancement Amount.

Example 2. Enhancement Amount determined by Minimum Enhancement Amount.

Eligible GMIB without an ARDBR		Eligible GMIB with an ARDBR
Contract Value:	$90,000	Contract Value:	$90,000
GMIB guaranteed earnings income base:	$100,000	GMIB guaranteed earnings income base:	$100,000
Minimum Enhancement Amount: (7.5% x $90,000)	$6,750	Minimum Enhancement Amount: (10% x $90,000)	$9,000
Maximum Enhancement Amount: (20% x $100,000)	$20,000	Maximum Enhancement Amount: (25% x $100,000)	$25,000
Enhancement Base: ($100,000 - $90,000)	$10,000	Enhancement Base: ($100,000 - $90,000)	$10,000
Enhancement Amount:	$6,750	Enhancement Amount:	$9,000

In this example, the Enhancement Amount is the Minimum Enhancement Amount because that is greater than the amount determined by applying the applicable percentage to the Enhancement Base. For an Eligible GMIB without an ARDBR, that amount would be $5,000 (50% x $10,000). For an Eligible GMIB with an ARDBR, that amount would be $6,500 (65% x $10,000).

Example 3. Enhancement Amount determined by Maximum Enhancement Amount.

Eligible GMIB without an ARDBR		Eligible GMIB with an ARDBR
Contract Value:	$40,000	Contract Value:	$40,000
GMIB guaranteed earnings income base:	$100,000	GMIB guaranteed earnings income base:	$100,000
Minimum Enhancement Amount: (7.5% x $40,000)	$3,000	Minimum Enhancement Amount: (10% x $40,000)	$4,000
Maximum Enhancement Amount: (20% x $100,000)	$20,000	Maximum Enhancement Amount: (25% x $100,000)	$25,000
Enhancement Base: ($100,000 - $40,000)	$60,000	Enhancement Base: ($100,000 - $40,000)	$60,000
Enhancement Amount:	$20,000	Enhancement Amount:	$25,000

In this example, the Enhancement Amount is the Maximum Enhancement Amount because that is less than the amount determined by applying the applicable percentage to the Enhancement Base. For an Eligible GMIB without an ARDBR, that amount would be $30,000 (50% x $60,000). For an Eligible GMIB with an ARDBR, that amount would be $39,000 (65% x $60,000).

Owners Eligible for the Offer

The Offer is available to owners of Eligible ONcore variable annuities who meet the following conditions ("Eligible Owners"):

(1)	you own an in force Eligible ONcore variable annuity on the Transaction Date;

(2)	you have an in force Eligible GMIB rider on the Transaction Date;

(3)	as of the beginning of the Offer Period, the annuitant is younger than 80 years old; and

(4)	after the date of this supplement, you have not made additional purchase payments exceeding $5,000 to your Eligible ONcore variable annuity.

The Eligible ONcore variable annuities are:

ONcore Xtra (sold before October 1, 2012)

ONcore Premier (sold before October 1, 2012)

ONcore Value (sold before October 1, 2012)

ONcore Lite

ONcore Lite II

ONcore Flex

ONcore Wrap

ONcore Ultra

ONcore Ultra II

The Eligible GMIB riders are:

(a)	GMIB Plus with Annual Reset (2009); and

(b)	provided that the GMIB rider was issued on or after April 1, 2008:

GMIB Plus with Annual Reset

GMIB Plus with Five Year Reset

GMIB Plus with Annual Reset (2008), with or without optional investment restrictions

GMIB Plus with Annual Reset II, with or without optional investment restrictions

GMIB Plus with Five Year Reset II, with or without optional investment restrictions

Contact your financial professional or us at 1.833.810.4642 to determine if the Offer is available to you.

Offer Period

The Offer Period is from November 30, 2020 until on or about March 1, 2021. We reserve the right to terminate or suspend the Offer at any time prior to receiving your acceptance in good order. We will provide a notice of such a termination or suspension via a prospectus supplement filed with the SEC, mailed to you and posted on our website at www.ohionational.com. We may extend the Offer or make the Offer or other offers available in the future. Future offers may have different terms than this Offer, which may be more or less beneficial to you. If you accept the Offer for any Eligible ONcore variable annuity, you will not be able to accept any future offers we may make to owners of that contract.

Considerations Regarding Accepting the Offer

Surrendering your Eligible ONcore variable annuity will terminate your ONcore variable annuity contract and all rights and benefits you have under it, including any additional death benefit or living benefit riders you may have purchased. You will not be able to reinstate your Eligible ONcore variable annuity if you accept the Offer. The Eligible ONcore variable annuity contracts, the GMIB riders and other riders that were available on these contracts are no longer available for sale.

Before deciding whether to accept the Offer, you should carefully consider all the different features of your Eligible ONcore variable annuity and associated riders. The Eligible ONcore variable annuities and Eligible GMIB riders are described in more detail below.

You should carefully consider whether accepting the Offer is right for you. The Offer is not intended for all Eligible Owners. You should consult with your financial professional and tax adviser, and may wish to consult any beneficiaries, to discuss factors relevant to your financial needs and retirement goals. We cannot give you any investment advice or recommend whether you should accept this Offer. After considering all relevant factors and your financial needs and consulting with your financial professional, you must determine if the Offer described in this supplement is right for you.

Factors you should consider include:

•	Whether your financial circumstances or needs have changed since you purchased your Eligible ONcore variable annuity with an Eligible GMIB;

•	Whether you have a need for immediate income;

•	Whether you no longer want or need the death benefit provided for in your Eligible ONcore variable annuity or any optional death benefit riders you have purchased or you have determined that there are other alternatives available that meet your needs;

•	Whether your Contract Value plus the Enhancement Amount would be less than the amount you would have received over your lifetime had you kept your Eligible ONcore variable annuity and Eligible GMIB in force;

•	Whether another financial product is better suited to address your goals or would provide additional investment flexibility, greater liquidity or lower fees;

•	If you choose to transfer into an another available financial product, whether the new product will trigger payment of a sales charge or be subject to a new surrender charge;

•	Whether the surrender of your contract, including the withdrawal of the Enhancement Amount, will be taxable to you;

•	Whether you still wish to have exposure to the market through a variable annuity (and the variable investment options included in it); and

•	If you purchased a GPP rider, whether you no longer need or want the principal protection provided for under the rider.

The ONcore variable annuity

ONcore variable annuities are insurance products designed to allow you to accumulate values and pay you benefits on a variable and/or fixed basis. Your Eligible ONcore variable annuity contract is a flexible premium, deferred variable annuity. Variable annuities provide Contract Value and lifetime annuity payments that vary with the investment results of the Funds that you choose. You cannot be sure that the Contract Value or annuity payments will equal or exceed your purchase payment. The Eligible ONcore variable annuities provide for a minimum death benefit of the greater of (i) the total Contract Value or (ii) net purchase payments less withdrawals (as determined by your contract). Certain Eligible ONcore variable annuities also provide for a stepped-up death benefit in the contract, and all the Eligible ONcore variable annuities offered optional death benefit riders.

See Appendix A for a general summary of the Eligible ONcore variable annuities included in the Offer. Review your prospectus and contract for more information on your Eligible ONcore variable annuity. You should consider your financial needs and consult with your financial professional to determine what financial product is best for you and whether to accept the Offer.

The ONcore GMIB Riders

The Eligible GMIB riders guarantee minimum, lifetime fixed income upon annuitization based on the guaranteed income base. Generally, the Eligible GMIB riders permit you to take a withdrawal amount annually that equals 4%, 5% or 6% (depending on which version of the GMIB you have and the annuitant's age at issue) of your guaranteed earnings income base as of the beginning of the contract year regardless of your Contract Value and without paying a surrender charge. Your permitted withdrawal amount will change at the beginning of each contract year to reflect any withdrawals taken, purchase payments made and guaranteed earnings income base accumulation accrued in the prior contract year.

After the later of 10 years from the date of issue or the last reset, you may begin to receive the guaranteed minimum income benefit payments described in the Eligible GMIB riders. You may choose to receive annuity payments as provided in your contract during the 10 year period, but your Eligible GMIB rider will then be of no further value to you. Your GMIB payments will be determined by applying your guaranteed income base to the annuity tables provided in your rider form. The guaranteed income base is the greater of (a) your guaranteed earnings income base or (b) your step-up base. Your guaranteed earnings income base takes into account net purchase payments, a specified increase for each Valuation Period of your Contract Value, and withdrawals. Your step-up base is an amount that takes into account any increases to your Contract Value on each contract anniversary up to certain ages depending on your version of the GMIB. Certain contract owner actions can increase or decrease the base amounts (for example, making additional purchase payments, not taking withdrawals, or withdrawing more than the annual amount permitted under the rider).

See Appendix B for a summary of the Eligible GMIB riders and your prospectus and contract for more detailed information.

How to accept the Offer

In order to accept the Offer, you must complete the Buyout Offer Acceptance form and return it to us via mail, fax (513.794.4730) or email (DocumentCenter@ohionational.com). The Buyout Offer Acceptance form will be mailed to you or you may obtain a copy by contacting us at 1.833.810.4642. To accept the Offer, you must surrender your Eligible ONcore variable annuity for its Contract Value plus the Enhancement Amount or transfer your contract into another available financial product. The only annuity products we currently make available are fixed-indexed annuities and single premium immediate annuities. You may also transfer your contract into a financial product issued by another financial institution. If you are exchanging your contract into another available product, you will need to complete paperwork required by us or the other company, including state replacement forms.

We will process a surrender or exchange on a Valuation Period when we receive all paperwork and necessary information in good order. If we receive all required paperwork and necessary information in good order prior to the beginning of the Offer Period, we will process the surrender or exchange on November 30, 2020. To accept the Offer, you must complete and return the Buyout Offer Acceptance form and return it to us by the end of the Offer Period. If you are transferring your contract into another financial product, we must receive all additional required paperwork within 30 calendar days of the end of the Offer Period.

Additional information

Partial surrenders or transfers are not permitted under the Offer.

We could gain a financial benefit from the Offer because, given past and ongoing economic conditions, including a prolonged period of low interest rates, supporting the guarantees associated with the Eligible ONcore variable annuities and the Eligible GMIB riders may be more expensive for us.

We will not pay compensation to broker-dealers or financial professionals for your acceptance of the Offer. If you transfer into another available financial product, your financial professional or broker-dealer may receive compensation on the sale of the product. If you transfer into a product we currently make available, we will pay compensation to your financial professional or broker-dealer, as applicable, for the sale of the new product. We no longer pay ongoing compensation to certain broker-dealers for variable annuities. Your financial professional may or may not receive compensation from his or her broker-dealer if you maintain your ONcore variable annuity, which could affect his or her decision to recommend whether or not you should accept the Offer. Please contact your financial professional for more information if you have questions about his or her compensation.

Appendix A – Summary of the Eligible ONcore variable annuities

The following chart provides a general summary of the Eligible ONcore variable annuities included in the Offer. It is intended to be a summary only. Please review your ONcore variable annuity prospectus and contract for more information.

Feature	ONcore variable annuity
Contract value	Contract Value equals your purchase payments adjusted for the performance of the selected subaccounts and interest credited to the Fixed Accumulation or DCA Account, if applicable. Contract Value is adjusted for withdrawals, contract fees, rider fees, surrender charges and any other applicable fees or charges.
Purchase Payments	Flexible premium Minimum purchase payment: $5,000 or $10,000 depending on product ($2,000 for IRAs) Maximum purchase payment: Varies. See your contract for details.
Issue age	Annuitant 0 – 80 or 85 years old depending on contract
Separate Account Annual Expenses including mortality and expense risk charge (as a percentage of average account value)	ONcore Xtra (sold before October 1, 2012)	1.40%
	ONcore Lite	1.40%
	ONcore Premier (sold before October 1, 2012)	1.40%
	ONcore Lite II	1.50%
	ONcore Value (sold before October 1, 2012)	0.90%
	ONcore Flex	1.50%
	ONcore Wrap	0.65%
	ONcore Ultra	1.40% (reduced to 1.15% after 3rd contract year)
	ONcore Ultra II	1.50% (reduced to 1.15% after 4th contract year)
Contract Charges

Annual Contract Fee: $30 if Contract Value is less than $50,000 on the contract anniversary

Transfer Fee: $10 (currently no charge for first 12 transfers each contract year)

Withdrawal Fee: Lesser of 2% of the amount withdrawn or $15 (for withdrawals in excess of 14 per contract year; currently no charge)

Surrender charges	Vary by contract. Please see your contract and prospectus for details. If you accept the Offer, we will waive all such charges on the surrender of your ONcore annuity.
Total Annual Fund Operating Expenses as of December 31, 2019	Maximum without waivers: 2.27% Minimum without waivers: 0.36%
Allocations to Investment Options/ Crediting Strategies	Up to 18 of the investment options including the variable subaccounts of VAA and the Fixed Accumulation Account (if available on your product). See your prospectus for a complete list of investment options available.

Feature	ONcore variable annuity
Death benefit

For ONcore Lite, Lite II, Ultra, Ultra II, Flex and Wrap: the death benefit is the greatest of: (i) the total Contract Value or (ii) net purchase payments less withdrawals (as determined by your contract), unless one of the riders added to your contract provides for a higher death benefit.

For ONcore Premier, Value and Xtra: The death benefit is the greatest of: (i) the total Contract Value (ii) net purchase payments less pro-rata withdrawals; or (iii) the stepped-up death benefit amount if the contract has been in effect for a certain number of years, unless one of the riders added to your contract provides for a higher death benefit.

The following optional death benefit riders, which could provide for a higher death benefit, were available for purchase on certain of the contracts included in this Offer: Annual Stepped-up Death Benefit, GMDBR80 Plus, GMDBR85 Plus, 5% GMDBR80 Plus, 5% GMDRB85 Plus, ARDBR, ARDBR (2008), ARDBR II, ARDBR (2009), GEB and GEB Plus. Please see your contract and prospectus for details.

Withdrawals	Each contract year 10% of your Contract Value (as of the date of the first withdrawal during the contract year) may be withdrawn without incurring any surrender charges.
Surrender value	Contract Value less any premium tax charge, contract administration charge, rider charge and surrender charge. If you accept the Offer, we will waive all such charges on the surrender of your ONcore annuity.
Living benefit riders	In addition to the optional GMIB riders, the Guaranteed Principal Protection ("GPP") rider was also available for purchase on the contracts included in this Offer. See your contract and prospectus for details.
Nursing home waiver	If the annuitant (or owner depending on your contract) is confined to a hospital or nursing facility for at least 30 consecutive days, withdrawals may be taken to help pay for expenses without incurring any surrender charges. Availability of the Nursing Home Waiver may vary by state and features may vary by contract. See your contract and prospectus for details.
Annuity Payout Date	First of the month following the annuitant's 90th birthday.

Appendix B – Summary of the Eligible GMIB riders

The following chart provides a summary of the Eligible GMIB riders. It is intended to be a summary only. Please review your ONcore variable annuity prospectus and contract for more information. The GMIB riders guarantee minimum, lifetime fixed income upon annuitization based on the guaranteed income base, which is the greater of the guaranteed earnings income base or the step-up base.

RIDER	DESCRIPTION	RIDER CHARGES
GMIB Plus with Annual Reset (Form Nos. 06-GMI-1, 06-GMI-1.5)

•   Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 6% annual rate of return up to the later of the annuitant's 85th birthday and 10 years from the last reset date.

•  Guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 6% of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•   The initial step-up base equals net purchase payments and is increased annually, up to annuitant's 85th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•    On any contract anniversary up to the later of annuitant's 75th birthday or 5th rider anniversary, the guaranteed earnings income base can be reset to the Contract Value.

•     You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•   If Contract Value is reduced to zero during the applicable 10-year term, a "no-lapse" feature may allow annuitization at the then guaranteed income base at annuitant's then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the "no-lapse" feature.

•    No investment restrictions.

0.70% of guaranteed income base
GMIB Plus with Annual Reset (2008)(1) OR GMIB Plus with Annual Reset II(2) (Form No. 08-GMI-1)

•    Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 6% annual rate of return up to the earlier of when annuity payments begin or the contract anniversary after the annuitant's 85th birthday.

•    Through the contract anniversary after the annuitant's 85th birthday, the guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 6% of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•    The initial step-up base equals net purchase payments and is increased annually, up to the contract anniversary after the annuitant's 85th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•   On any contract anniversary up to and including the one following the annuitant's 80th birthday, the guaranteed earnings income base can be reset to the Contract Value.

•     You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•   If Contract Value is reduced to zero during the applicable 10-year term, a "no-lapse" feature may allow annuitization at the then guaranteed income base at annuitant's then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the "no-lapse" feature.

•     Available with or without investment restrictions.

1.05% of guaranteed income base for rider with investment restrictions(3) 1.35% of guaranteed income base for rider without investment restrictions(3)

RIDER	DESCRIPTION	RIDER CHARGES
GMIB Plus with Annual Reset (2009) (Form Nos. 09-GMI-1, 09-GMI-1.5, 09-GMI-1.R1-10, 09-GMI-1.5.R1-10)

•    Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 5% annual rate of return up to the contract anniversary following the annuitant's 85th birthday. Contract Values allocated to the Fixed Accumulation Account, however, will accumulate at the lesser of 5% or the rate of return being earned in that account.

•    Through the contract anniversary after the annuitant's 85th birthday, the guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 5% of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•   Guaranteed earnings income base is capped at 15 times the total net purchase payments, adjusted for withdrawals.

•   The initial step-up base equals net purchase payments and is increased annually, up through the contract anniversary following the annuitant's 85th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•    On any contract anniversary up to and including the one immediately following the annuitant's 80th birthday, the guaranteed earnings income base can be reset to the Contract Value.

•    You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•   If Contract Value is reduced to zero during the applicable 10-year term, a "no-lapse" feature may allow annuitization at the then guaranteed income base at annuitant's then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the "no-lapse" feature.

•    Investment restrictions apply.

1.15% of guaranteed income base(3)
GMIB Plus with 5 Year Reset(4) (Form Nos. 06-GMI-2, 06-GMI-2.5)

•    Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 6% annual rate of return (or 4% for issue ages 76 and above) up to annuitant's 85th birthday.

•    Guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 6% (or 4%) of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•   The initial step-up base equals net purchase payments and is increased annually, up to annuitant's 85th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•    If the rider was issued at annuitant age 74 or younger, the guaranteed earnings income base may be reset to the Contract Value on each 5th contract anniversary prior to the annuitant's 75th birthday.

•     You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•   If Contract Value is reduced to zero during the applicable 10-year term, a "no-lapse" feature may allow annuitization at the then guaranteed income base at annuitant's then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the "no-lapse" feature.

•    No investment restrictions.

0.55% of guaranteed income base

RIDER	DESCRIPTION	RIDER CHARGES
GMIB Plus with 5 Year Reset II(5) (Form No. 08-GMI-2)

•    Guaranteed earnings income base is equal to the total net purchase payments and is increased by additional purchase payments and a guaranteed 6% annual rate of return up to the contract anniversary after the annuitant's 85th birthday.

•    Through the contract anniversary after the annuitant's 85th birthday, the guaranteed earnings income base is adjusted dollar-for-dollar on annual withdrawals up to 6% of the guaranteed earnings income base as of the beginning of the contract year, pro rata thereafter.

•     The initial step-up base equals net purchase payments and is increased annually, up to (but not including) the annuitant's 86th birthday, to the Contract Value if greater than the prior step-up base. It is increased by additional purchase payments and adjusted for withdrawals on a pro rata basis.

•    If issued before the annuitant's 76th birthday, the guaranteed earnings income base may be rest to the Contract Value on each 5th contract anniversary prior to the annuitant's 81st birthday.

•    You must hold the rider for 10 years or 10 years following reset in order to be able to exercise the rider.

•   If Contract Value is reduced to zero during the applicable 10-year term, a "no-lapse" feature may allow annuitization at the then guaranteed income base at annuitant's then age. Annual withdrawals exceeding the guaranteed earnings income base withdrawal amount during the applicable 10-year term, forfeit the "no-lapse" feature.

•     Available with or without investment restrictions.

0.95% of guaranteed income base for rider with investment restrictions(3) 1.25% of guaranteed income base for rider without investment restrictions(3)

(1)	Available only with ONcore Lite II and ONcore Ultra II.
(2)	Available only with ONcore Value (sold before October 1, 2012) and ONcore Lite.
(3)	Fees applicable on and after May 15, 2013 if your rider has been reset since then. See your prospectus and contract for your fee if your rider has not been reset since May 15, 2013.
(4)	Not available with ONcore Lite II and ONcore Ultra II.
(5)	Available only with ONcore Value (sold before October 1, 2012) and ONcore Lite.